SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: August 22, 2002
(Date of earliest event reported)

TIVO INC.
(exact name of registrant as specified in its charter)

Delaware	Commission File:	77-0463167
(State or other jurisdiction of incorporation or organization)	000-27141	(I.R.S. Employer Identification No.)

2160 Gold Street
P.O. Box 2160
Alviso, California 95002
(Address of Principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On August 22, 2002 we announced financial results for our quarter ended July 31, 2002.

Revenue for the quarter totaled $23.9 million, nearly six times revenues of $4.1 million for the same period last year. Gross profit on service and licensing revenue for the quarter was a record $16.3 million, a margin of 68%. Our net loss for the quarter was ($3.0) million, or ($0.06) per share, compared to ($34.5) million, or ($0.82) per share in the second quarter of last year. During the second quarter, we added 42,000 net subscribers, bringing the total subscriber base to approximately 464,000. Our subscriber base has more than doubled in the past twelve months.

We announced an agreement with Sony to offer a new digital video recorder with the TiVo service in the U.S. market this holiday season. The next generation unit, based on a SONY design, uses technology licensed from us. The introduction of this product follows SONY’s recent launch of a DVR in the Japanese market also using technology licensed from us.

We unveiled plans to broaden distribution for our TiVo-branded Series2 digital video recorder, announcing deals with national retail partners including Tweeter, Amazon.com and Ultimate Electronics. Best Buy, The Good Guys! and Abt Electronics have already signed on with us to sell Series2.

In May of this year, we terminated Arthur Andersen and engaged KPMG as our independent auditor. We asked KPMG to re-audit our Fiscal Year 2002 financial statements. During the course of the re-audit, we concluded that, in preparation of our Fiscal Year 2002 financial statements, an error was made in calculating certain non-operating, non-cash items related to convertible notes which were issued in August 2001. After consultation with KPMG, we have concluded that we should adjust certain non-cash items on our balance sheet and non-cash interest expense on our income statement for the quarter ended January 31, 2002.

These adjustments will not affect cash, revenues, or operating losses. Management currently anticipates the net effect of these adjustments will be to improve our stockholders’ equity by approximately $2 million as of January 31, 2002, to increase non-cash interest expense for the quarter ended January 31, 2002 by approximately $3 million, and to increase non-cash interest expense by approximately $125,000 per quarter through August of 2006.

Upon completion of KPMG’s re-audit, we plan to release amendments to our Form 10-K for the fiscal year ended January 31, 2002 and Form 10-Q for the three month period ended April 30, 2002. Our CEO and CFO plan to certify our revised financial statements.

TIVO INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except subscriber and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2002	July 31, 2001	July 31, 2002	July 31, 2001
Revenue	$23,854	$4,106	$33,714	$7,302
Cost of revenue	7,576	4,408	13,029	9,874

Margin	16,278	(302)	20,685	(2,572)
Hardware sales	11,109	—	14,289	—
Cost of hardware sales	11,346	—	15,011	—

Margin	(237)	—	(722)	—

Gross profit (loss)	16,041	(302)	19,963	(2,572)

Research and development	4,518	6,898	9,520	13,821
Sales and marketing	5,608	5,899	13,463	19,067
Sales and marketing—related parties	3,434	16,146	26,356	39,634
General and administrative	3,589	4,379	7,348	8,962

Operating loss	(1,108)	(33,624)	(36,724)	(84,056)

Interest (income) and expenses, net	1,819	(3)	(288)	(1,343)
Series A preferred stock dividend	—	840	220	1,932
Accretion to redemption value of convertible preferred stock	—	—	1,445	—
Provision for federal taxes	111	—	111	—

Net loss attributable to common stock	$(3,038)	$(34,461)	$(38,212)	$(84,645)

Net loss per share—basic and diluted	$(0.06)	$(0.82)	$(0.80)	$(2.02)

Shares used in per share computation	47,994	42,095	47,669	41,942

Other Data
Net Activations	42,000	40,000	84,000	75,000
Cumulative Subscribers	464,000	229,000	464,000	229,000

TIVO INC.
SELECTED BALANCE SHEET ITEMS
(In thousands)

	July 31, 2002	January 31, 2002
Cash, cash equivalents and short-term investments	$26,753	$52,327
Restricted cash	—	51,735
Accounts receivable, net	6,333	2,185
Accounts receivable—related parties	4,286	6,687
Inventories	2,719	—
Accounts payable and accrued liabilities	32,798	28,377
Accounts payable and accrued liabilities—related parties	8,751	28,902
Deferred revenue	44,928	36,338
Deferred revenue—related parties	4,466	11,427

Convertible Senior Notes due 2006

On August 28, 2001, we issued our 7% Convertible Senior Notes due 2006 in a private placement under an indenture, dated August 28, 2001, with The Bank of New York, as trustee. As described more fully in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 30, 2001, the indenture provides for, among other things, adjustment of the conversion price of the notes on August 23, 2002, in the event that the average of the per share closing prices of our common stock for the ten consecutive trading days preceding the date of the adjustment is lower than the current conversion price of $5.45 per share. Accordingly, pursuant to the terms of the indenture, on August 23, 2002, the conversion price of the notes was adjusted to $4.21 per share.

In connection with the issuance of our Convertible Senior Notes due 2006, we issued units consisting of one-year warrants to purchase 4,064,542 shares of our common stock and five-year terminable warrants to purchase 1,341,301 shares of our common stock. None of the one-year warrants was exercised and they accordingly expired pursuant to their terms at 5:00 pm on August 28, 2002. Because none of the one-year warrants was exercised, the attached five-year terminable warrants also expired pursuant to their terms at 5:00 pm on August 28, 2002.

We also issued five-year warrants to purchase 2,682,600 shares of our common stock, which remain outstanding.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including management’s estimates of the results of the re-audit by KPMG. You can identify forward-looking statements by use of forward-looking terminology such as “believes,” “anticipates,” “expects,” “plans,” “may,” “will,” “intends” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those set forth in such forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance, as well as the “Factors That May Affect Future Operating Results” and other risks detailed in our Annual Report on Form 10-K for the year ended January 31, 2002, and the Quarterly Report on Form 10-Q for the period ended April 30, 2002, filed with the Securities and Exchange Commission. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date hereof.

ITEM 9.    REGULATION FD DISCLOSURE

The following certifications are being made in connection with the filing of this Form 8-K:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of TiVo Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)    this Form 8-K of the Company (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2002

/S/ MICHAEL RAMSAY

Michael Ramsay Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of TiVo Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)    this Form 8-K of the Company (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2002

/S/ DAVID H. COURTNEY

David H. Courtney Chief Financial Officer and Executive Vice President, Worldwide Operations and Administration

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

Date: August 28, 2002

TIVO INC.

By:	/S/ DAVID H. COURTNEY

David H. Courtney Chief Financial Officer and Executive Vice President, Worldwide Operations and Administration (Principal Financial and Accounting Officer)